EXHIBIT 99

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

          Preliminary Structural and Collateral Term Sheet     November 29, 2004
--------------------------------------------------------------------------------

[GOLDMAN SACHS LOGO]

                      $596,281,100 of Offered Certificates
          Wells Fargo Mortgage Backed Securities 2004-DD Trust, Issuer
               Mortgage Pass-Through Certificates, Series 2004-DD

Overview of the Offered Certificates

----------------------------------------------------------------------------------------------------------------------------
                                                                                        Exp. Credit          Initial
                                   Approximate Certificate    Exp. Ratings Fitch,       Enhancement     Pass-Through Rate
Certificates      Collateral Group      Balance ($)(1)          S&P or Moody's       Percentage (%)(2)        (%)(3)
----------------------------------------------------------------------------------------------------------------------------
1A1                      1                       169,013,000        AAA/Aaa                3.20               4.630
----------------------------------------------------------------------------------------------------------------------------
2A1                      2                        98,899,000        AAA/Aaa                3.20               4.549
----------------------------------------------------------------------------------------------------------------------------
2A2                      2                        49,145,000        AAA/Aaa                3.20               4.549
----------------------------------------------------------------------------------------------------------------------------
2A3                      2                        68,047,000        AAA/Aaa                3.20               4.549
----------------------------------------------------------------------------------------------------------------------------
2A4                      2                        52,096,000        AAA/Aaa                3.20               4.549
----------------------------------------------------------------------------------------------------------------------------
2A5                      2                        34,051,000        AAA/Aaa                3.20               4.549
----------------------------------------------------------------------------------------------------------------------------
2A6                      2                       109,141,000        AAA/Aaa                3.20               4.549
----------------------------------------------------------------------------------------------------------------------------
B1                      1&2                        9,893,000          AA                   1.55               4.572
----------------------------------------------------------------------------------------------------------------------------
B2                      1&2                        3,597,000           A                   0.95               4.572
----------------------------------------------------------------------------------------------------------------------------
B3                      1&2                        2,399,000          BBB                  0.55               4.572
----------------------------------------------------------------------------------------------------------------------------
2AR                      2                               100        AAA/Aaa                3.20               4.549
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                                                             Principal
                  Estimated Avg.     Estimated Avg.    Principal Payment  Payment Window
Certificates       Life (yrs)(4)     Life (yrs) (5)       Window (4)            (5)        Pricing Speed
----------------------------------------------------------------------------------------------------------
1A1                    2.62               3.38            01/05-11/09       01/05-11/34       25 CPB
----------------------------------------------------------------------------------------------------------
2A1                    0.50               0.50            01/05-11/05       01/05-11/05       25 CPB
----------------------------------------------------------------------------------------------------------
2A2                    1.25               1.25            11/05-06/06       11/05-06/06       25 CPB
----------------------------------------------------------------------------------------------------------
2A3                    2.00               2.00            06/06-06/07       06/06-06/07       25 CPB
----------------------------------------------------------------------------------------------------------
2A4                    3.00               3.00            06/07-06/08       06/07-06/08       25 CPB
----------------------------------------------------------------------------------------------------------
2A5                    4.00               4.00            06/08-06/09       06/08-06/09       25 CPB
----------------------------------------------------------------------------------------------------------
2A6                    4.91               7.71            06/09-11/09       06/09-11/34       25 CPB
----------------------------------------------------------------------------------------------------------
B1                     4.35               6.04            01/05-11/09       01/05-11/34       25 CPB
----------------------------------------------------------------------------------------------------------
B2                     4.35               6.04            01/05-11/09       01/05-11/34       25 CPB
----------------------------------------------------------------------------------------------------------
B3                     4.35               6.04            01/05-11/09       01/05-11/34       25 CPB
----------------------------------------------------------------------------------------------------------
2AR                     N/A                N/A                N/A               N/A             N/A
----------------------------------------------------------------------------------------------------------

(1) The Certificate sizes are approximate and subject to a +/- 5% variance. The Certificate Sizes are based on the expected unpaid principal balance of the mortgage loans as of the December 1, 2004 cut-off date.
(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-Off Date and rating agency analysis.
(3) The Certificates will pay the Weighted Average Net Coupon, which after the bond reset date will equal 1 yr CMT + the weighted average net margin, subject to applicable loan periodic and lifetime rate caps.
(4) Average Life and Payment Windows are calculated based upon a prepayment speed of 25% CPB.
(5) Average Life and Payment Windows are calculated based upon a prepayment speed of 25% CPR to maturity.

 Preliminary Collateral Description (approximate)*

-----------------------------------------------------------------------------------------------------
                                                  Group 1            Group 2
Collateral Characteristic                      (conforming)     (non-conforming)      Aggregate
-----------------------------------------------------------------------------------------------------
Aggregate Unpaid Principal Balance                 $174,600,192       $424,978,694      $599,578,885
-----------------------------------------------------------------------------------------------------
Average Unpaid Principal Balance                       $212,668           $546,245          $374,971
-----------------------------------------------------------------------------------------------------
WA Months To First Adjustment Date                           60                 60                60
-----------------------------------------------------------------------------------------------------
Weighted Average FICO score                                 742                737               739
-----------------------------------------------------------------------------------------------------
Weighted Average Current Mortgage Interest Rate          4.832%             4.890%             4.809%
-----------------------------------------------------------------------------------------------------
Servicing Fee                                             0.25%              0.25%             0.25%
-----------------------------------------------------------------------------------------------------
Master Servicing Fee                                      0.01%              0.01%             0.01%
-----------------------------------------------------------------------------------------------------
Weighted Average Gross Margin                            2.750%             2.750%            2.750%
-----------------------------------------------------------------------------------------------------
Weighted Average Rate Ceiling                            9.890%             9.809%            9.832%
-----------------------------------------------------------------------------------------------------
Minimum Current Interest Rate                            2.750%             3.125%            2.750%
-----------------------------------------------------------------------------------------------------
Maximum Current Interest Rate                            5.875%             5.875%            5.875%
-----------------------------------------------------------------------------------------------------
Mortgage Loan Cutoff Date                             11/1/2004          11/1/2004         11/1/2004
-----------------------------------------------------------------------------------------------------
Weighted Average Original Loan-to-Value Ratio            75.31%             70.00%
-----------------------------------------------------------------------------------------------------
WA Remaining Term to Stated Maturity (months)               360                360
-----------------------------------------------------------------------------------------------------
Equity Take Out Refinance                                 7.37%              9.55%             8.91%
-----------------------------------------------------------------------------------------------------
Primary Residence                                        88.45%             90.97%            90.24%
-----------------------------------------------------------------------------------------------------
Single Family Dwellings                                  74.02%             85.83%            82.39%
-----------------------------------------------------------------------------------------------------
Full Documentation                                       51.55%             57.37%            55.67%
-----------------------------------------------------------------------------------------------------
Interest Only                                            95.42%             80.59%            84.91%
-----------------------------------------------------------------------------------------------------
Relocation                                                7.35%              9.63%             8.96%
-----------------------------------------------------------------------------------------------------
California                                               17.36%             44.97%            36.93%
-----------------------------------------------------------------------------------------------------
Largest Individual Loan Balance                        $500,000         $2,500,000        $2,500,000
-----------------------------------------------------------------------------------------------------

* The November 1, 2004 cut-off date principal balance is approximately $599,578,885 as reflected in the attached collateral tables. The aggregate unpaid principal balance of the mortgage loans as of the December 1, 2004 cut-off date is expected to be approximately $600,000,000.

--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

          Preliminary Structural and Collateral Term Sheet     November 29, 2004
--------------------------------------------------------------------------------

Time Table

Cut-Off Date:                   December 1, 2004
Settlement Date:                December 17, 2004
Distribution Date:              25th of each month or the next business day
First Distribution Date:        January 25, 2005

Features of the Transaction

      |X| Offering consists of certificates totaling approximately $596,281,100 of which $580,392,100 are expected to be rated AAA by S&P, Moody's and/or Fitch.

      |X| The expected amount of credit support for the senior certificates will be 3.20 (+/- 0.50%).

      |X| In general, the collateral consists of 5/1 hybrid adjustable rate mortgage loans with most set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by Wells Fargo Bank, N.A.

Structure of the Certificates

Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of the principal and interest and, therefore, provide credit protection to the Class 1A1 Certificates (the "Group 1 Senior Certificates") and Class 2A1, 2A2, 2A3, 2A4, 2A5, 2A6 and 2AR Certificates (the "Group 2 Senior Certificates, and together with the Group 1 Senior Certificates, the "Senior Certificates"). In addition, for the first seven years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Senior Certificates, which is intended to increase the relative proportion of Subordinate Certificates to the Senior Certificates and thereby increase the amount of subordination to the Senior Certificates. After such time, and subject to certain loss and delinquency criteria, the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate Certificates are as follows:

   ------------------------------------------------------

          Distribution Date           Pro Rata Share
   ------------------------------------------------------
         Jan 2005 - Dec 2011                0%
         Jan 2012 - Dec 2012                30%
         Jan 2013 - Dec 2013                40%
         Jan 2014 - Dec 2014                60%
         Jan 2015 - Dec 2015                80%
         Jan 2016 and after                100%
   ------------------------------------------------------

If before the Distribution Date in January 2008 the credit support to the Senior Certificates is greater than two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments subject to certain loss and delinquency criteria. If on or after the Distribution Date in January 2008 the credit support is greater then two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of the principal prepayment, subject to certain loss and delinquency criteria.

--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

          Preliminary Structural and Collateral Term Sheet     November 29, 2004
--------------------------------------------------------------------------------

Distributions

      Group 1 and Group 2 Distribution Amount

      As of any Distribution Date, the sum of (i) payments of principal and interest on the Mortgage Loans received by the Master Servicer prior to the remittance date for such Distribution Date, (ii) all Periodic Advances for such Distribution Date and (iii) all other amounts required to be placed in the Certificate Account by the Servicer, the Master Servicer or the Trustee on or before such Distribution Date.

      Priority of Distributions

            1. Payment of accrued and unpaid interest, pro rata, to the holders of the Senior Certificates;

            2. Payment of principal to the holders of the related Senior Certificates in an amount equal to the related group's senior principal distribution amount.

            3. Payment of interest and principal sequentially to the Subordinate Certificates in order of their numerical class designations, beginning with the Class B-1 Certificates, so that each Subordinate Class shall receive (a) the weighted average Net Mortgage Rate of the Mortgage Loans, and (b) such class' allocable share of the subordinate principal amount.

      Principal will be distributed sequentially to the Class 2A1, 2A2, 2A3, 2A4, 2A5 and 2A6 Certificates.

      Allocation of Realized Losses

      Any realized losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical class designations, beginning with the Class B-6 Certificates, in each case until their respective principal balance has been reduced to zero; thereafter, to the related Group 1 or Group 2 Senior Certificates, pro rata, in reduction of their respective principal balances.

Key Terms

Issuer:             WFMBS 2004-DD Trust

Underwriter:        Goldman, Sachs & Co.

Seller:             Wells Fargo Asset Securities Corporation

Servicer:           Wells Fargo Bank, NA

Master Servicer:    Wells Fargo Bank, NA

Trustee:            Wachovia Bank, NA

Rating Agencies:    Fitch, Moody's and/or S&P

Type of Issuance:   Public

Servicer Advancing: The Servicer is obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating        The Master Servicer is required to cover interest shortfall,
Interest:           for each Distribution  Date, at the lesser of (i) the
                    aggregate Prepayment Interest Shortfall with respect to such Distribution Date and (ii) the lesser of (X) the product of
                    (A) 1/12th of 0.20% and (B) the aggregate Scheduled
                    Principal Balance of the Mortgage Loans for such Distribution Date and (Y) the Available Master Servicing
                    Compensation for such Distribution Date. Compensating
                    Interest is not paid on curtailments.

Interest Accrual:   On a 30/360 basis; the accrual period is the calendar month preceding the month of each Distribution Date.

--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

          Preliminary Structural and Collateral Term Sheet     November 29, 2004
--------------------------------------------------------------------------------

The Group 1         The Group 1 Mortgage Loans consist of 100% 5/1 One-Year CMT
Mortgage Loans:     Hybrid ARMs secured by first lien, one-to-four family
                    residential properties. The Group 1 Mortgage Loans consist of conforming loans with respect to principal balance. The
                    Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. 95% of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points
                    (the "Gross Margin"). Most of the Mortgage Loans have
                    Periodic Interest Rate Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage loans are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin. None of the Mortgage Loans have a prepayment fee as of the date of origination.

The Group 2         The Group 2 Mortgage Loans consist of 100% 5/1 One-Year CMT
Mortgage Loans:     Hybrid ARMs secured by first lien, one-to-four family
                    residential properties. The Group 2 Mortgage Loans generally consist of non-conforming loans, with respect to principal balance. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. 81% of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin"). Most of the Mortgage Loans have
                    Periodic Interest Rate Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage loans are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin. None of the Mortgage Loans have a prepayment fee as of the date of origination.

Index: The One-Year CMT loan index will be determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable bond reset date, as published in Federal Reserve Statistical Release H. 15(519), as applicable, and annually thereafter.

Expected
Subordination:      3.20% for the senior certificates

Other Certificates: The following Classes of "Other Certificates" will be issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby

                    ------------------------------- ------------------------------ --------------------------------
                                                       Approximate Certificate
                              Certificate                      Balance                Initial Pass-Through Rate
                    ------------------------------- ------------------------------ --------------------------------
                                   B4                        $1,199,000                        4.572%
                                   B5                         $899,000                         4.572%
                                   B6                        $1,199,785                        4.572%
                    ------------------------------- ------------------------------ --------------------------------

Clean Up Call:      10% of the Cut-off Date principal balance of the Mortgage
                    Loans.

Tax Treatment:      It is anticipated that the Offered Certificates will be
                    treated as REMIC regular interests for tax purposes.

ERISA Eligibility:  The Offered Certificates are expected to be ERISA eligible.
                    Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:  The Senior and Class B1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Minimum             $25,000 for the Senior Certificates, except for the
Denomination:       2AR ($100).

Delivery:           Class 1A1, 2A1, 2A2, 2A3, 2A4, 2A5, 2A6, B1, B2 and B3
                    Certificates - DTC.

--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                   Goldman, Sachs & Co.
                       WFMBS 2004-DD
                  As of November 1, 2004

                         aggregate

Selection Criteria: aggregate
Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only

1. Stats

Count: 1,599
Current Balance: $599,578,885
Average Current Balance: $374,971
Gross Weighted Average Mortgage Interest Rate: 4.83246%
Net Weighted Average Mortgage Interest Rate: 4.57246%
Original Term: 360
Remaining Term: 360
Age: 0
Weighted Average Original Loan-to-Value Ratio: 71.55%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.832%
Months to First Adjustment Date: 60
Weighted Average FICO Score: 739
Percentage of Interest Only Loans: 84.911%

2. ARM Type

--------------------------------------------------------------------------------
ARM Type                                      Count       Balance       Percent
--------------------------------------------------------------------------------
5/1 ARMs                                      1,599  $599,578,885        100.00%
--------------------------------------------------------------------------------
Total:                                        1,599  $599,578,885        100.00%
--------------------------------------------------------------------------------

3. Balance

--------------------------------------------------------------------------------
Balance                                       Count       Balance       Percent
--------------------------------------------------------------------------------
Conforming                                      825  $175,352,942         29.20%
Non - Conforming                                774   424,225,944          70.8
--------------------------------------------------------------------------------
Total:                                        1,599  $599,578,885        100.00%
--------------------------------------------------------------------------------

4. Original Principal Balance

--------------------------------------------------------------------------------
Original Principal Balance                    Count       Balance       Percent
--------------------------------------------------------------------------------
Less than or equal to $200,000.00               377   $55,005,838          9.20%
$200,000.01 to $300,000.00                      332    82,503,588          13.8
$300,000.01 to $400,000.00                      249    88,387,344          14.7
$400,000.01 to $500,000.00                      274   123,622,701          20.6
$500,000.01 to $600,000.00                      176    96,304,655          16.1
$600,000.01 to $700,000.00                       94    60,959,198          10.2
$700,000.01 to $800,000.00                       35    26,536,153           4.4
$800,000.01 to $900,000.00                       20    16,832,182           2.8
$900,000.01 to $1,000,000.00                     27    26,351,864           4.4
$1,000,000.01 and over                           15    23,075,363           3.8
--------------------------------------------------------------------------------
Total:                                        1,599  $599,578,885        100.00%
--------------------------------------------------------------------------------

5. Current Mortgage Interest Rate

--------------------------------------------------------------------------------
Current Mortgage Interest Rate                Count       Balance       Percent
--------------------------------------------------------------------------------
2.750% to 2.999%                                  2      $419,820          0.10%
3.000% to 3.249%                                  2       661,680           0.1
3.250% to 3.499%                                  3     1,259,960           0.2
3.500% to 3.749%                                  7     2,855,025           0.5
3.750% to 3.999%                                 14     5,153,997           0.9
4.000% to 4.249%                                 52    20,693,412           3.5
4.250% to 4.499%                                 96    39,084,850           6.5
4.500% to 4.749%                                209    89,104,258          14.9
4.750% to 4.999%                                520   206,630,399          34.5
5.000% to 5.249%                                427   145,996,341          24.3
5.250% to 5.499%                                216    73,323,660          12.2
5.500% to 5.749%                                 46    13,156,654           2.2
5.750% to 5.999%                                  5     1,238,828           0.2
--------------------------------------------------------------------------------
Total:                                        1,599  $599,578,885        100.00%
--------------------------------------------------------------------------------

6. Remaining Terms to Stated Maturity

--------------------------------------------------------------------------------
Remaining Terms to Stated Maturity            Count       Balance       Percent
--------------------------------------------------------------------------------
354                                               1      $508,000          0.10%
355                                               2       844,980           0.1
356                                              34    11,632,477           1.9
357                                              27    11,529,103           1.9
358                                               9     4,387,104           0.7
359                                              63    24,868,583           4.1
360                                           1,463   545,808,638            91
--------------------------------------------------------------------------------
Total:                                        1,599  $599,578,885        100.00%
--------------------------------------------------------------------------------

7. Original Loan-To-Value Ratio

--------------------------------------------------------------------------------
Original Loan-To-Value Ratio                  Count       Balance       Percent
--------------------------------------------------------------------------------
0.001% to 50.000%                               105   $48,480,475          8.10%
50.001% to 60.000%                              104    52,982,956           8.8
60.001% to 70.000%                              232   115,979,959          19.3
70.001% to 75.000%                              171    69,281,752          11.6
75.001% to 80.000%                              927   297,570,244          49.6
80.001% to 85.000%                                7     1,829,514           0.3
85.001% to 90.000%                               29     7,621,763           1.3
90.001% to 95.000%                               22     4,752,508           0.8
95.001% to 100.000%                               2     1,079,715           0.2
--------------------------------------------------------------------------------
Total:                                        1,599  $599,578,885        100.00%
--------------------------------------------------------------------------------

8. FICO Score

--------------------------------------------------------------------------------
FICO Score                                    Count       Balance       Percent
--------------------------------------------------------------------------------
N/A                                               1      $411,393          0.10%
600 to 619                                        1       600,000           0.1
620 to 649                                       16     6,516,329           1.1
650 to 679                                       62    28,995,444           4.8
680 to 719                                      440   164,794,800          27.5
720 to 759                                      497   183,003,636          30.5
760 to 849                                      582   215,257,285          35.9
--------------------------------------------------------------------------------
Total:                                        1,599  $599,578,885        100.00%
--------------------------------------------------------------------------------

9. Geographic Areas

--------------------------------------------------------------------------------
Geographic Areas                              Count       Balance       Percent
--------------------------------------------------------------------------------
AK                                                5    $1,184,044          0.20%
AL                                               12     3,588,065           0.6
AR                                                1       205,000             0
AZ                                               58    15,782,546           2.6
CA                                              457   221,422,272          36.9
CO                                               63    22,863,086           3.8
CT                                               23     9,647,024           1.6
DC                                               14     4,040,475           0.7
DE                                                3       624,918           0.1
FL                                              146    45,357,021           7.6
GA                                               45    10,434,866           1.7
HI                                               10     3,810,192           0.6
IA                                                5     1,181,266           0.2
ID                                               11     3,573,400           0.6
IL                                               59    27,077,894           4.5
IN                                                3       896,250           0.1
KS                                                1       215,191             0
KY                                                8     1,282,652           0.2
LA                                                4       792,377           0.1
MA                                               27    12,813,704           2.1
MD                                               65    21,610,790           3.6
ME                                                1     1,000,000           0.2
MI                                               17     4,552,433           0.8
MN                                               57    15,753,222           2.6
MO                                               13     3,690,196           0.6
MS                                                3       605,620           0.1
MT                                                2       507,792           0.1
NC                                               36    12,065,741             2
NE                                                5     1,254,900           0.2
NH                                                1       483,377           0.1
NJ                                               72    31,296,885           5.2
NM                                                2       231,600             0
NV                                               26     6,967,543           1.2
NY                                               30    15,586,827           2.6
OH                                               29     7,132,242           1.2
OK                                                1       157,500             0
OR                                                8     2,689,874           0.4
PA                                               28     9,066,689           1.5
RI                                                4     1,466,070           0.2
SC                                               19     4,421,738           0.7
SD                                                1       108,000             0
TN                                               13     4,236,003           0.7
TX                                               26     7,604,287           1.3
UT                                               11     2,749,759           0.5
VA                                               98    35,285,112           5.9
VT                                                1       483,750           0.1
WA                                               62    18,616,606           3.1
WI                                                9     2,445,900           0.4
WV                                                3       588,187           0.1
WY                                                1       128,000             0
--------------------------------------------------------------------------------
Total:                                        1,599  $599,578,885        100.00%
--------------------------------------------------------------------------------

10. Index

--------------------------------------------------------------------------------
Index                                         Count       Balance       Percent
--------------------------------------------------------------------------------
1CM                                           1,599  $599,578,885        100.00%
--------------------------------------------------------------------------------
Total:                                        1,599  $599,578,885        100.00%
--------------------------------------------------------------------------------

11. Gross Margin

--------------------------------------------------------------------------------
Gross Margin                                  Count       Balance       Percent
--------------------------------------------------------------------------------
2.75%                                         1,599  $599,578,885        100.00%
--------------------------------------------------------------------------------
Total:                                        1,599  $599,578,885        100.00%
--------------------------------------------------------------------------------

12. Rate Ceiling

--------------------------------------------------------------------------------
Rate Ceiling                                  Count       Balance       Percent
--------------------------------------------------------------------------------
7.500% to 7.999%                                  2      $419,820          0.10%
8.000% to 8.499%                                  5     1,921,640           0.3
8.500% to 8.999%                                 21     8,009,023           1.3
9.000% to 9.499%                                148    59,778,262            10
9.500% to 9.999%                                729   295,734,657          49.3
10.000% to 10.499%                              643   219,320,001          36.6
10.500% to 10.999%                               51    14,395,482           2.4
--------------------------------------------------------------------------------
Total:                                        1,599  $599,578,885        100.00%
--------------------------------------------------------------------------------

13. Months to First Adjustment Date

--------------------------------------------------------------------------------
Months to First Adjustment Date               Count       Balance       Percent
--------------------------------------------------------------------------------
54                                                1      $508,000          0.10%
55                                                2       844,980           0.1
56                                               34    11,632,477           1.9
57                                               27    11,529,103           1.9
58                                                9     4,387,104           0.7
59                                               63    24,868,583           4.1
60                                            1,084   416,063,237          69.4
61                                              379   129,745,401          21.6
--------------------------------------------------------------------------------
Total:                                        1,599  $599,578,885        100.00%
--------------------------------------------------------------------------------

14. Delinquency

--------------------------------------------------------------------------------
Delinquency                                   Count       Balance       Percent
--------------------------------------------------------------------------------
Current                                       1,599  $599,578,885        100.00%
--------------------------------------------------------------------------------
Total:                                        1,599  $599,578,885        100.00%
--------------------------------------------------------------------------------

15. Property Type

--------------------------------------------------------------------------------
Property Type                                 Count       Balance       Percent
--------------------------------------------------------------------------------
Single Family Dwelling                        1,259  $493,968,487         82.40%
Low-rise Condominium                            254    71,899,053            12
High-rise Condominium                            65    22,642,677           3.8
Co-op                                             9     5,150,669           0.9
Multi-family - 2 Units                            5     3,442,554           0.6
Planned Unit Development                          7     2,475,444           0.4
--------------------------------------------------------------------------------
Total:                                        1,599  $599,578,885        100.00%
--------------------------------------------------------------------------------

16. Occupancy Code

--------------------------------------------------------------------------------
Occupancy Code                                Count       Balance       Percent
--------------------------------------------------------------------------------
Primary Residence                             1,429  $541,031,905         90.20%
Second Home                                     170    58,546,980           9.8
--------------------------------------------------------------------------------
Total:                                        1,599  $599,578,885        100.00%
--------------------------------------------------------------------------------

17. Purpose

--------------------------------------------------------------------------------
Purpose                                       Count       Balance       Percent
--------------------------------------------------------------------------------
Purchase                                      1,146  $408,425,441         68.10%
Rate-Term Refinance                             321   137,711,240            23
Cash-Out Refinance                              132    53,442,204           8.9
--------------------------------------------------------------------------------
Total:                                        1,599  $599,578,885        100.00%
--------------------------------------------------------------------------------

18. Documentation Type

--------------------------------------------------------------------------------
Documentation Type                            Count       Balance       Percent
--------------------------------------------------------------------------------
Full Documentation                              844  $333,797,908         55.70%
Asset Only                                      553   196,889,753          32.8
No Doc                                          145    45,555,031           7.6
Income Only                                      57    23,336,194           3.9
--------------------------------------------------------------------------------
Total:                                        1,599  $599,578,885        100.00%
--------------------------------------------------------------------------------

19. Interest Only

--------------------------------------------------------------------------------
Interest Only                                 Count       Balance       Percent
--------------------------------------------------------------------------------
Y                                             1,398  $509,107,966         84.90%
N                                               201    90,470,919          15.1
--------------------------------------------------------------------------------
Total:                                        1,599  $599,578,885        100.00%
--------------------------------------------------------------------------------

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action based upon it. This material is not to be construed as an offer to sell
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

                              Goldman, Sachs & Co.
                                  WFMBS 2004-DD
                             As of November 1, 2004

                                Conforming Jumbo

Selection Criteria: Conforming
Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only

1. Stats

Count: 821
Current Balance: $174,600,192
Average Current Balance: $212,668
Gross Weighted Average Mortgage Interest Rate: 4.88964%
Net Weighted Average Mortgage Interest Rate: 4.62964%
Original Term: 360
Remaining Term: 360
Age: 0
Weighted Average Original Loan-to-Value Ratio: 75.31%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.890%
Months to First Adjustment Date: 60
Weighted Average FICO Score: 742
Percentage of Interest Only Loans: 95.419%



2. ARM Type

--------------------------------------------------------------------------------
ARM Type                                      Count       Balance       Percent
--------------------------------------------------------------------------------
5/1 ARMs                                        821  $174,600,192        100.00%
--------------------------------------------------------------------------------
Total:                                          821  $174,600,192        100.00%
--------------------------------------------------------------------------------

3. Balance

--------------------------------------------------------------------------------
Balance                                       Count       Balance       Percent
--------------------------------------------------------------------------------
Conforming                                      821  $174,600,192        100.00%
--------------------------------------------------------------------------------
Total:                                          821  $174,600,192        100.00%
--------------------------------------------------------------------------------

4. Original Principal Balance

--------------------------------------------------------------------------------
Original Principal Balance                    Count       Balance       Percent
--------------------------------------------------------------------------------
Less than or equal to $200,000.00               375   $54,772,838         31.40%
$200,000.01 to $300,000.00                      331    82,291,838          47.1
$300,000.01 to $400,000.00                      110    35,233,724          20.2
$400,000.01 to $500,000.00                        5     2,301,792           1.3
--------------------------------------------------------------------------------
Total:                                          821  $174,600,192        100.00%
--------------------------------------------------------------------------------

5. Current Mortgage Interest Rate

--------------------------------------------------------------------------------
Current Mortgage Interest Rate                Count       Balance       Percent
--------------------------------------------------------------------------------
2.750% to 2.999%                                  2      $419,820          0.20%
3.000% to 3.249%                                  1       153,680           0.1
3.250% to 3.499%                                  2       495,120           0.3
3.500% to 3.749%                                  3       430,470           0.2
3.750% to 3.999%                                  7     1,721,701             1
4.000% to 4.249%                                 20     4,153,151           2.4
4.250% to 4.499%                                 43    10,638,503           6.1
4.500% to 4.749%                                 90    19,666,973          11.3
4.750% to 4.999%                                242    52,129,721          29.9
5.000% to 5.249%                                251    54,028,213          30.9
5.250% to 5.499%                                123    24,036,208          13.8
5.500% to 5.749%                                 33     6,131,305           3.5
5.750% to 5.999%                                  4       595,328           0.3
--------------------------------------------------------------------------------
Total:                                          821  $174,600,192        100.00%
--------------------------------------------------------------------------------

6. Remaining Terms to Stated Maturity

--------------------------------------------------------------------------------
Remaining Terms to Stated Maturity            Count       Balance       Percent
--------------------------------------------------------------------------------
356                                              20    $4,254,690          2.40%
357                                              12     2,546,552           1.5
358                                               2       464,582           0.3
359                                              29     5,784,566           3.3
360                                             758   161,549,802          92.5
--------------------------------------------------------------------------------
Total:                                          821  $174,600,192        100.00%
--------------------------------------------------------------------------------

7. Original Loan-To-Value Ratio

--------------------------------------------------------------------------------
Original Loan-To-Value Ratio                  Count       Balance       Percent
--------------------------------------------------------------------------------
0.001% to 50.000%                                46    $9,257,761          5.30%
50.001% to 60.000%                               34     7,518,843           4.3
60.001% to 70.000%                               67    15,426,067           8.8
70.001% to 75.000%                               74    17,231,135           9.9
75.001% to 80.000%                              554   116,386,485          66.7
80.001% to 85.000%                                5     1,069,792           0.6
85.001% to 90.000%                               20     3,455,192             2
90.001% to 95.000%                               20     4,000,203           2.3
95.001% to 100.000%                               1       254,715           0.1
--------------------------------------------------------------------------------
Total:                                          821  $174,600,192        100.00%
--------------------------------------------------------------------------------

8. FICO Score

--------------------------------------------------------------------------------
FICO Score                                    Count       Balance       Percent
--------------------------------------------------------------------------------
620 to 649                                        4      $957,443          0.50%
650 to 679                                       12     3,046,482           1.7
680 to 719                                      230    49,696,225          28.5
720 to 759                                      265    56,100,844          32.1
760 to 849                                      310    64,799,198          37.1
--------------------------------------------------------------------------------
Total:                                          821  $174,600,192        100.00%
--------------------------------------------------------------------------------

9. Geographic Areas

--------------------------------------------------------------------------------
Geographic Areas                              Count       Balance       Percent
--------------------------------------------------------------------------------
AK                                                5    $1,184,044          0.70%
AL                                                6       929,100           0.5
AR                                                1       205,000           0.1
AZ                                               44     8,147,823           4.7
CA                                              114    30,310,603          17.4
CO                                               36     7,773,647           4.5
CT                                                7     1,581,960           0.9
DC                                               10     2,333,693           1.3
DE                                                3       624,918           0.4
FL                                               97    18,233,058          10.4
GA                                               38     7,134,542           4.1
HI                                                9     3,258,192           1.9
IA                                                4       681,266           0.4
ID                                                8     1,275,900           0.7
IL                                               21     4,579,197           2.6
IN                                                2       456,250           0.3
KS                                                1       215,191           0.1
KY                                                8     1,282,652           0.7
LA                                                4       792,377           0.5
MA                                               12     3,342,312           1.9
MD                                               42     9,939,960           5.7
MI                                               14     3,163,233           1.8
MN                                               42     8,354,927           4.8
MO                                                9     1,712,446             1
MS                                                2       187,620           0.1
MT                                                2       507,792           0.3
NC                                               20     3,306,907           1.9
NE                                                4       848,900           0.5
NJ                                               25     5,763,533           3.3
NM                                                2       231,600           0.1
NV                                               21     4,614,210           2.6
NY                                               10     2,046,532           1.2
OH                                               23     4,131,936           2.4
OK                                                1       157,500           0.1
OR                                                4       554,605           0.3
PA                                               18     3,935,031           2.3
RI                                                2       542,920           0.3
SC                                               16     3,053,818           1.7
SD                                                1       108,000           0.1
TN                                                8     1,777,908             1
TX                                               15     2,507,135           1.4
UT                                                8     1,276,276           0.7
VA                                               51    11,226,488           6.4
WA                                               42     8,902,803           5.1
WI                                                5       690,200           0.4
WV                                                3       588,187           0.3
WY                                                1       128,000           0.1
--------------------------------------------------------------------------------
Total:                                          821  $174,600,192        100.00%
--------------------------------------------------------------------------------

10. Index

--------------------------------------------------------------------------------
Index                                         Count       Balance       Percent
--------------------------------------------------------------------------------
1CM                                             821  $174,600,192        100.00%
--------------------------------------------------------------------------------
Total:                                          821  $174,600,192        100.00%
--------------------------------------------------------------------------------

11. Gross Margin

--------------------------------------------------------------------------------
Gross Margin                                  Count       Balance       Percent
--------------------------------------------------------------------------------
2.75%                                           821  $174,600,192        100.00%
--------------------------------------------------------------------------------
Total:                                          821  $174,600,192        100.00%
--------------------------------------------------------------------------------

12. Rate Ceiling

--------------------------------------------------------------------------------
Rate Ceiling                                  Count       Balance       Percent
--------------------------------------------------------------------------------
7.500% to 7.999%                                  2      $419,820          0.20%
8.000% to 8.499%                                  3       648,800           0.4
8.500% to 8.999%                                 10     2,152,171           1.2
9.000% to 9.499%                                 63    14,791,654           8.5
9.500% to 9.999%                                332    71,796,694          41.1
10.000% to 10.499%                              374    78,064,421          44.7
10.500% to 10.999%                               37     6,726,633           3.9
--------------------------------------------------------------------------------
Total:                                          821  $174,600,192        100.00%
--------------------------------------------------------------------------------

13. Months to First Adjustment Date

--------------------------------------------------------------------------------
Months to First Adjustment Date               Count       Balance       Percent
--------------------------------------------------------------------------------
56                                               20    $4,254,690          2.40%
57                                               12     2,546,552           1.5
58                                                2       464,582           0.3
59                                               29     5,784,566           3.3
60                                              526   113,712,679          65.1
61                                              232    47,837,123          27.4
--------------------------------------------------------------------------------
Total:                                          821  $174,600,192        100.00%
--------------------------------------------------------------------------------

14. Delinquency

--------------------------------------------------------------------------------
Delinquency                                   Count       Balance       Percent
--------------------------------------------------------------------------------
Current                                         821  $174,600,192        100.00%
--------------------------------------------------------------------------------
Total:                                          821  $174,600,192        100.00%
--------------------------------------------------------------------------------

15. Property Type

--------------------------------------------------------------------------------
Property Type                                 Count       Balance       Percent
--------------------------------------------------------------------------------
Single Family Dwelling                          598  $129,229,762         74.00%
Low-rise Condominium                            179    35,315,450          20.2
High-rise Condominium                            38     8,653,836             5
Planned Unit Development                          3       817,144           0.5
Co-op                                             3       584,000           0.3
--------------------------------------------------------------------------------
Total:                                          821  $174,600,192        100.00%
--------------------------------------------------------------------------------

16. Occupancy Code

--------------------------------------------------------------------------------
Occupancy Code                                Count       Balance       Percent
--------------------------------------------------------------------------------
Primary Residence                               716  $154,437,037         88.50%
Second Home                                     105    20,163,155          11.5
--------------------------------------------------------------------------------
Total:                                          821  $174,600,192        100.00%
--------------------------------------------------------------------------------

17. Purpose

--------------------------------------------------------------------------------
Purpose                                       Count       Balance       Percent
--------------------------------------------------------------------------------
Purchase                                        629  $132,058,707         75.60%
Rate-Term Refinance                             135    29,669,303            17
Cash-Out Refinance                               57    12,872,182           7.4
--------------------------------------------------------------------------------
Total:                                          821  $174,600,192        100.00%
--------------------------------------------------------------------------------

18. Documentation Type

--------------------------------------------------------------------------------
Documentation Type                            Count       Balance       Percent
--------------------------------------------------------------------------------
Full Documentation                              420   $90,009,952         51.60%
Asset Only                                      294    60,793,267          34.8
No Doc                                           85    18,805,403          10.8
Income Only                                      22     4,991,570           2.9
--------------------------------------------------------------------------------
Total:                                          821  $174,600,192        100.00%
--------------------------------------------------------------------------------

19. Interest Only

--------------------------------------------------------------------------------
Interest Only                                 Count       Balance       Percent
--------------------------------------------------------------------------------
Y                                               786  $166,601,393         95.40%
N                                                35     7,998,799           4.6
--------------------------------------------------------------------------------
Total:                                          821  $174,600,192        100.00%
--------------------------------------------------------------------------------

Selection Criteria: Jumbo
Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only

1. Stats

Count: 778
Current Balance: $424,978,694
Average Current Balance: $546,245
Gross Weighted Average Mortgage Interest Rate: 4.80897%
Net Weighted Average Mortgage Interest Rate: 4.54897%
Original Term: 360
Remaining Term: 360
Age: 0
Weighted Average Original Loan-to-Value Ratio: 70.00%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.809%
Months to First Adjustment Date: 60
Weighted Average FICO Score: 737
Percentage of Interest Only Loans: 80.594%



2. ARM Type

--------------------------------------------------------------------------------
ARM Type                                      Count       Balance       Percent
--------------------------------------------------------------------------------
5/1 ARMs                                        778  $424,978,694        100.00%
--------------------------------------------------------------------------------
Total:                                          778  $424,978,694        100.00%
--------------------------------------------------------------------------------

3. Balance

--------------------------------------------------------------------------------
Balance                                       Count       Balance       Percent
--------------------------------------------------------------------------------
Conforming                                        4      $752,750          0.20%
Non - Conforming                                774   424,225,944          99.8
--------------------------------------------------------------------------------
Total:                                          778  $424,978,694        100.00%
--------------------------------------------------------------------------------

4. Original Principal Balance

--------------------------------------------------------------------------------
Original Principal Balance                    Count       Balance       Percent
--------------------------------------------------------------------------------
Less than or equal to $200,000.00                 2      $233,000          0.10%
$200,000.01 to $300,000.00                        1       211,750             0
$300,000.01 to $400,000.00                      139    53,153,620          12.5
$400,000.01 to $500,000.00                      269   121,320,909          28.5
$500,000.01 to $600,000.00                      176    96,304,655          22.7
$600,000.01 to $700,000.00                       94    60,959,198          14.3
$700,000.01 to $800,000.00                       35    26,536,153           6.2
$800,000.01 to $900,000.00                       20    16,832,182             4
$900,000.01 to $1,000,000.00                     27    26,351,864           6.2
$1,000,000.01 and over                           15    23,075,363           5.4
--------------------------------------------------------------------------------
Total:                                          778  $424,978,694        100.00%
--------------------------------------------------------------------------------

5. Current Mortgage Interest Rate

--------------------------------------------------------------------------------
Current Mortgage Interest Rate                Count       Balance       Percent
--------------------------------------------------------------------------------
3.000% to 3.249%                                  1      $508,000          0.10%
3.250% to 3.499%                                  1       764,840           0.2
3.500% to 3.749%                                  4     2,424,555           0.6
3.750% to 3.999%                                  7     3,432,297           0.8
4.000% to 4.249%                                 32    16,540,261           3.9
4.250% to 4.499%                                 53    28,446,347           6.7
4.500% to 4.749%                                119    69,437,285          16.3
4.750% to 4.999%                                278   154,500,678          36.4
5.000% to 5.249%                                176    91,968,128          21.6
5.250% to 5.499%                                 93    49,287,453          11.6
5.500% to 5.749%                                 13     7,025,349           1.7
5.750% to 5.999%                                  1       643,500           0.2
--------------------------------------------------------------------------------
Total:                                          778  $424,978,694        100.00%
--------------------------------------------------------------------------------

6. Remaining Terms to Stated Maturity

--------------------------------------------------------------------------------
Remaining Terms to Stated Maturity            Count       Balance       Percent
--------------------------------------------------------------------------------
354                                               1      $508,000          0.10%
355                                               2       844,980           0.2
356                                              14     7,377,787           1.7
357                                              15     8,982,551           2.1
358                                               7     3,922,522           0.9
359                                              34    19,084,017           4.5
360                                             705   384,258,836          90.4
--------------------------------------------------------------------------------
Total:                                          778  $424,978,694        100.00%
--------------------------------------------------------------------------------

7. Original Loan-To-Value Ratio

--------------------------------------------------------------------------------
Original Loan-To-Value Ratio                  Count       Balance       Percent
--------------------------------------------------------------------------------
0.001% to 50.000%                                59   $39,222,713          9.20%
50.001% to 60.000%                               70    45,464,113          10.7
60.001% to 70.000%                              165   100,553,892          23.7
70.001% to 75.000%                               97    52,050,617          12.2
75.001% to 80.000%                              373   181,183,760          42.6
80.001% to 85.000%                                2       759,722           0.2
85.001% to 90.000%                                9     4,166,572             1
90.001% to 95.000%                                2       752,305           0.2
95.001% to 100.000%                               1       825,000           0.2
--------------------------------------------------------------------------------
Total:                                          778  $424,978,694        100.00%
--------------------------------------------------------------------------------

8. FICO Score

--------------------------------------------------------------------------------
FICO Score                                    Count       Balance       Percent
--------------------------------------------------------------------------------
N/A                                               1      $411,393          0.10%
600 to 619                                        1       600,000           0.1
620 to 649                                       12     5,558,885           1.3
650 to 679                                       50    25,948,961           6.1
680 to 719                                      210   115,098,575          27.1
720 to 759                                      232   126,902,792          29.9
760 to 849                                      272   150,458,087          35.4
--------------------------------------------------------------------------------
Total:                                          778  $424,978,694        100.00%
--------------------------------------------------------------------------------

9. Geographic Areas

--------------------------------------------------------------------------------
Geographic Areas                              Count       Balance       Percent
--------------------------------------------------------------------------------
AL                                                6    $2,658,965          0.60%
AZ                                               14     7,634,723           1.8
CA                                              343   191,111,669            45
CO                                               27    15,089,439           3.6
CT                                               16     8,065,064           1.9
DC                                                4     1,706,782           0.4
FL                                               49    27,123,963           6.4
GA                                                7     3,300,324           0.8
HI                                                1       552,000           0.1
IA                                                1       500,000           0.1
ID                                                3     2,297,500           0.5
IL                                               38    22,498,697           5.3
IN                                                1       440,000           0.1
MA                                               15     9,471,392           2.2
MD                                               23    11,670,830           2.7
ME                                                1     1,000,000           0.2
MI                                                3     1,389,200           0.3
MN                                               15     7,398,295           1.7
MO                                                4     1,977,749           0.5
MS                                                1       418,000           0.1
NC                                               16     8,758,833           2.1
NE                                                1       406,000           0.1
NH                                                1       483,377           0.1
NJ                                               47    25,533,352             6
NV                                                5     2,353,333           0.6
NY                                               20    13,540,295           3.2
OH                                                6     3,000,306           0.7
OR                                                4     2,135,269           0.5
PA                                               10     5,131,658           1.2
RI                                                2       923,150           0.2
SC                                                3     1,367,920           0.3
TN                                                5     2,458,095           0.6
TX                                               11     5,097,152           1.2
UT                                                3     1,473,483           0.3
VA                                               47    24,058,623           5.7
VT                                                1       483,750           0.1
WA                                               20     9,713,803           2.3
WI                                                4     1,755,700           0.4
--------------------------------------------------------------------------------
Total:                                          778  $424,978,694        100.00%
--------------------------------------------------------------------------------

10. Index

--------------------------------------------------------------------------------
Index                                         Count       Balance       Percent
--------------------------------------------------------------------------------
1CM                                             778  $424,978,694        100.00%
--------------------------------------------------------------------------------
Total:                                          778  $424,978,694        100.00%
--------------------------------------------------------------------------------

11. Gross Margin

--------------------------------------------------------------------------------
Gross Margin                                  Count       Balance       Percent
--------------------------------------------------------------------------------
2.75%                                           778  $424,978,694        100.00%
--------------------------------------------------------------------------------
Total:                                          778  $424,978,694        100.00%
--------------------------------------------------------------------------------

12. Rate Ceiling

--------------------------------------------------------------------------------
Rate Ceiling                                  Count       Balance       Percent
--------------------------------------------------------------------------------
8.000% to 8.499%                                  2    $1,272,840          0.30%
8.500% to 8.999%                                 11     5,856,852           1.4
9.000% to 9.499%                                 85    44,986,608          10.6
9.500% to 9.999%                                397   223,937,963          52.7
10.000% to 10.499%                              269   141,255,581          33.2
10.500% to 10.999%                               14     7,668,849           1.8
--------------------------------------------------------------------------------
Total:                                          778  $424,978,694        100.00%
--------------------------------------------------------------------------------

13. Months to First Adjustment Date

--------------------------------------------------------------------------------
Months to First Adjustment Date               Count       Balance       Percent
--------------------------------------------------------------------------------
54                                                1      $508,000          0.10%
55                                                2       844,980           0.2
56                                               14     7,377,787           1.7
57                                               15     8,982,551           2.1
58                                                7     3,922,522           0.9
59                                               34    19,084,017           4.5
60                                              558   302,350,558          71.1
61                                              147    81,908,278          19.3
--------------------------------------------------------------------------------
Total:                                          778  $424,978,694        100.00%
--------------------------------------------------------------------------------

14. Delinquency

--------------------------------------------------------------------------------
Delinquency                                   Count       Balance       Percent
--------------------------------------------------------------------------------
Current                                         778  $424,978,694        100.00%
--------------------------------------------------------------------------------
Total:                                          778  $424,978,694        100.00%
--------------------------------------------------------------------------------

15. Property Type

--------------------------------------------------------------------------------
Property Type                                 Count       Balance       Percent
--------------------------------------------------------------------------------
Single Family Dwelling                          661  $364,738,726         85.80%
Low-rise Condominium                             75    36,583,603           8.6
High-rise Condominium                            27    13,988,841           3.3
Co-op                                             6     4,566,669           1.1
Multi-family - 2 Units                            5     3,442,554           0.8
Planned Unit Development                          4     1,658,300           0.4
--------------------------------------------------------------------------------
Total:                                          778  $424,978,694        100.00%
--------------------------------------------------------------------------------

16. Occupancy Code

--------------------------------------------------------------------------------
Occupancy Code                                Count       Balance       Percent
--------------------------------------------------------------------------------
Primary Residence                               713  $386,594,868         91.00%
Second Home                                      65    38,383,825             9
--------------------------------------------------------------------------------
Total:                                          778  $424,978,694        100.00%
--------------------------------------------------------------------------------

17. Purpose

--------------------------------------------------------------------------------
Purpose                                       Count       Balance       Percent
--------------------------------------------------------------------------------
Purchase                                        517  $276,366,735         65.00%
Rate-Term Refinance                             186   108,041,936          25.4
Cash-Out Refinance                               75    40,570,022           9.5
--------------------------------------------------------------------------------
Total:                                          778  $424,978,694        100.00%
--------------------------------------------------------------------------------

18. Documentation Type

--------------------------------------------------------------------------------
Documentation Type                            Count       Balance       Percent
--------------------------------------------------------------------------------
Full Documentation                              424  $243,787,956         57.40%
Asset Only                                      259   136,096,486            32
No Doc                                           60    26,749,628           6.3
Income Only                                      35    18,344,624           4.3
--------------------------------------------------------------------------------
Total:                                          778  $424,978,694        100.00%
--------------------------------------------------------------------------------

19. Interest Only

--------------------------------------------------------------------------------
Interest Only                                 Count       Balance       Percent
--------------------------------------------------------------------------------
Y                                               612  $342,506,574         80.60%
N                                               166    82,472,120          19.4
--------------------------------------------------------------------------------
Total:                                          778  $424,978,694        100.00%
--------------------------------------------------------------------------------

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